UUNET                                                            EXHIBIT 10.28
An MCI WorldCom Company

          CO:  FASTNET                                    Issue Date:  12/14/99
        ATTN:  Phil Weller                           Expiration Date:  12/31/99
         TEL:  610-289-1100
         FAX:  610-807-0902
        SITE:  215-238

                QUOTATION FOR UUDIRECT PRICE-PROTECTED T3 SERVICE

                              ONE-TIME SERVICE FEES

              Price-Protected T3 Start Up Charge                                   $[  * ]
              ESTIMATED T1 Leased Line Install Charge                              $[  * ]
                                                                                   -------
              TOTAL:  ONE-TIME SERVICE FEES                                        $[  * ]

                             MONTHLY RECURRING FEES

              Price Protected T3 Monthly Service Fee                            $[   *   ]
              ESTIMATED Monthly Leased Line Charge                              $[   *   ]
                                                                                ----------
              TOTAL:  MONTHLY RECURRING FEES                                    $30,716.00

              EQUIPMENT OPTIONS: PLEASE SEE YOUR REP FOR DETAILS UUNET recommends maintaining "cold spare" equipment for mission-critical applications UUNET offers a wide variety of security solutions utilizing Check Point and Raptor products

The line charges contained in this Quote are estimates only. Terms and conditions for UUNET services are set forth in the service agreement applicable to each service that UUNET provides. Delivery times may vary. Purchase Orders must include the total One-Time Service Fees, the first month's Monthly Recurring Fees, and all equipment costs referenced above. Please note that Purchase Orders must also indicate agreement to pay the subsequent monthly recurring fees for the Term of the applicable service agreement.

Sincerely,                 Accepted By:           Phillip L. Weller

/s/ Rick Tartaglino

Rick Tartaglino
Phone:  703-208-4928
Fax:  703-206-5988

[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

UUNET                            UUNET Technologies      +1 800 488-6383 (voice)
An MCI WorldCom Company

                                 3060 Williams Drive     +1 703-206-5800 (voice)
                                 Fairfax, VA  22031      +1 703-208-3728 (fax)
                                 http://www.uu.net       hs-sales@uu.net
                                 UUNET is a registered trademark and the UUNET logo design and The Internet At Work are trademarks of UUNET Technologies, Inc.
                                             All other trademarks acknowledged

--------------------------------------------------------------------------------

                      UUDIRECT T3 PRICE-PROTECTED AGREEMENT

Service 1                        Monthly Fee               Start-up Charge 2
--------                         -----------               ----------------
/X/      45 Mbps port               $[ * ]                      $[ * ]

Prices above do not include any telco line charges, equipment costs3 or network application fees. 4

TERM COMMITMENT 5

/ /  2-year Term (10% discount)             /X/  3-year Term ([ * ])

PAYMENT

If a Purchase Order is required, return the PO with this form and provide PO#

---------------

BILLING PREFERENCE

/X/ Bill my existing UUNET account number: U04435   / /  Bill to a new account
                                           ------        number


                   PLEASE SIGN THIS AGREEMENT ON THE REVERSE.

Current customer status, U04435. Fastnet. Start Up Fee waived 100% and monthly fee reduced with 3 year Term Commitment (Philadelphia site.)

--------------------------
1 While Customer can resell Internet connectivity, Customer cannot resell the service in the entirety to another person or entity without the express written consent of UUNET. If Customer resells Internet connectivity to end users, Customer is responsible for: (i) providing the first point of contact for end user support inquiries; (ii) providing software fulfillment to end users; (iii) running its own primary and secondary domain name service ("DNS") for end users; (iv) registering end users' domain names; (v) using BGP routing to the UUNET Network if requested by UUNET; (vi) collecting route additions and charges; and providing them to UUNET; and (vii) registering with the appropriate agency all IP addresses provided by UUNET to Customer that are allocated to end users.
2 To ensure proper installation, UUNET will order all telco lines. A $500 surcharge applies to Customer-ordered lines. Installation may be scheduled between the hours of 8AM and 7PM ET Monday through Friday (excluding holidays). If Customer requires installation of these hours UUNET will charge an additional $500 fee.
3 UUNET is acting only as a reseller with respect to the hardware and software offered under this Agreement ("Equipment"), which was manufactured by a third party ("Manufacturer"). UUNET will provide first-level support for Equipment, but will not repair or replace Equipment. Customer's use of the Equipment is subject to the terms and conditions of the Manufacturer's end-user agreement. Should Customer purchase Equipment from UUNET, UUNET will ship the current UUNET tested version of the Equipment to the Customer.
4 Descriptions of the domain name, mail news services, and other network applications available in connection with this service, and the pricing and additional terms applicable to these services, are set forth in the Network Applications Fee Schedule available at www.uunet/terms. UUNET reserves the right to change the Network Applications Fee Schedule from time to time, effective upon posting of the changes to that URL or other notice to Customer.
5 One (1) year minimum Term required. Discount applicable only to Monthly Fee. At the conclusion of the Term Commitment, this Agreement shall continue in effect on a month-to-month basis at UUNET's then current list prices for the service.

[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

Will your company require extended wiring beyond the location at which circuits are installed at your location? Typically, if your company is located in an office building with multiple occupations, this will be the case.

     /X/ Yes          / / No       / / Unknown

     If Yes, there will be an additional charge from the telephone company for the extended wiring. This charge generally ranges from $80 to $500, and could result in additional delay.

Please list the equipment you plan to use for this connection:

Router:                             Purchased from UUNET?  / /  Yes    /X/  No
Modem:                              Purchased from UUNET?  / /  Yes    /X/  No

If there are any other special circuit installation or termination needs for your site, please explains:____________________________________________________
_______________________________________________________________________________

If you are upgrading an existing UUNET account, which is the site name you have been assigned:
     (Examples:  U01234, site-it, site.com)_____________________________________

Usage Reports available only for Leased Line services:   56K, T1, T3 and CC3
                                                         (Not available for
                                                         SMIDS, 10 Plus or Frame
                                                         Relay)

Would you like UUNET to provide you with weekly usage reports: /X/ Yes    / / No

ISDN INFORMATION FOR ISDN DIAL BACKUP

If you are using ISDN, we need some additional information to configure your router before shipping. Because lead times on ISDN service can be significant, we recommend that: a) you have your ISDN line scheduled for installation before ordering your Internet 9-5 Basic service, or b) you have the UUNET-authorized agent start the ISDN ordering process for you.

/ /  ISDN already installed   / / ISDN  line  scheduled  for  installation  on
                                  _____________________(Date)

B-channel phone number(s):______________________________________________________
SPID numbers:___________________________________________________________________

Please choose one of the following types of ISDN service:
/ /  National (N-1)

------------------------------------------------------------------------------------------------------------------------------
/ /  Custom: please indicate service type:  / /v  Northern Telecom (NT)  / / AT&T point-to-point     / / AT&T multi-point
---------------------------------------------- -------------------------------------------------------------------------------
                               Line speed:  / /  56K                    / /  64K
------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION:  (OPTIONAL)

If you currently have an internet service provider other than UUNET, please indicate the name here:_________________________________________________________

Are there any other companies which you feel would benefit from UUNET's services? If so, UUNET will give you a one-time 5% credit on your monthly service fee when your referral obtains service from us.

Contact: __________________________________________            Phone: ____________________________________
Company: __________________________________________            Fax: ______________________________________
Address: __________________________________________            E-mail:  __________________________________
         __________________________________________
         __________________________________________

Customer Authorized Approval:

Name: Phillip L. Weller    Signature /s/ Phillip L. Weller    Date: 12/14/99
     ------------------              ---------------------         ---------

                 CUSTOMER INFORMATION FORM - HIGH SPEED SERVICES

To process your order as quickly as possible, please complete this form and return it to the UUNET sales department by fax at the number listed below. Thank you for your assistance and we look forward to working with you and your organization:

Return to fax number:________________   Attn:  _________________________________
PRIMARY TECHNICAL CONTACT FOR INSTALL:  SECONDARY TECHNICAL CONTACT FOR INSTALL:
Name:________________________________   Name:___________________________________
Phone:_______________________________   Phone:__________________________________
Fax:_________________________________   Fax:____________________________________
E-mail:______________________________   E-mail:_________________________________
Pager:_______________________________   Pager:__________________________________

PRIMARY BILLING CONTACT:                SECONDARY BILLING CONTACT:
Name:________________________________   Name:___________________________________
Phone:_______________________________   Phone:__________________________________
Fax:_________________________________   Fax:____________________________________
E-mail:______________________________   E-mail:_________________________________
Pager:_______________________________   Pager:__________________________________
PRIMARY OUTAGE CONTACT FOR SLA          SECONDARY OUTAGE CONTACT FOR SLA
REPORTING GUARANTEE:                    REPORTING GUARANTEE:
Name:________________________________   Name:___________________________________
Phone:_______________________________   Phone:__________________________________
Fax:_________________________________   Fax:____________________________________
E-mail:______________________________   E-mail:_________________________________
Pager:_______________________________   Pager:__________________________________

SHIP TO ADDRESS:                        CUSTOMER ADDRESS:
U.S. Mail                               ________________________________________
Address______________________________   ________________________________________
City/State/Zip:______________________   ________________________________________
Attn:________________________________   ________________________________________
Phone________________________________   ________________________________________

BILLING ADDRESS:                        CUSTOMER ADDRESS:
U.S. Mail                               ________________________________________
Address______________________________   ________________________________________
Floor/Ste/Rm:________________________   ________________________________________
City/State/Zip:______________________   ________________________________________
Site Phone___________________________   ________________________________________


Requested Install Dates 6:        1/6/99
                          ------------------------------------------------------
Problematic Install Dates:
                          ------------------------------------------------------
-----------------
6 Installation completed on an expedited basis (under 3 weeks) will incur a $495 service charge. UUNET does not guarantee installation on or by the Requested Install Date.

[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

Circle Service Type/Bandwidth:
LEASED LINE:   / /  56 Kbps      / /  T1            / / Shadow T1      / / Double T1      / /  SMDS         / / 10Plus (10Mbps)
               /X/  Tiered T3    / /  Burstable T3                     / / ATM Tiered T3  / / Shadow T3     / / OC3
FRAME RELAY:   / /  56 Kbps      / /  128 Kbps                         / / 256 Kbps       Other: (specify)_____________________

Would you like ISDN Dial Backup? / / Yes /X/ No (If yes, please complete ISDN information on Page 2.)

                          GENERAL TERMS AND CONDITIONS

1. UUNET Technologies, Inc. ("UUNET") exercises no control over, and accepts no responsibility for, the content of the information passing through UUNET's host computers, network hubs and points of presence (the "UUNET Network"). EXCEPT AS EXPRESSLY SET FORTH IN SECTION 7 BELOW, UUNET (a) MAKES NO WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, FOR THE SERVICES AND EQUIPMENT IT IS PROVIDING, AND (b) DISCLAIMS ANY WARRANTY OF TITLE, MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE. Use of any information obtained via the UUNET Network is at Customer's own risk. UUNET specifically denies any responsibility for the accuracy or quality of information obtained through its services. UUNET shall not be liable for any delay or failure in performance due to Force Majeure, which shall include without limitation acts of God, earthquake, labor disputes, changes in law, regulation or government policy, riots, war, fire, epidemics, acts or omissions of vendors or suppliers, equipment failures, transportation difficulties, or other occurrences which are beyond UUNET's reasonable control.

2. All use of the UUNET Network and the service must comply with the then-current version of the UUNET Acceptable Use Policy ("Policy") which is made a part of this Agreement and is available at the following URL: www.uu.net/terms. UUNET reserves the right to amend the Policy from time to time, effective upon posting of the revised Policy at the URL or other notice to Customer. UUNET reserves the right to suspend the service or terminate this Agreement effective upon notice for a violation of the Policy. Customer agrees to indemnify and hold harmless UUNET from any losses, damages, costs or expenses resulting from any third party claim or allegation ("Claim") arising out of or relating to use of the service, including any Claim which, if true, would constitute a violation of the Policy.

3. NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES THAT RESULT FROM CUSTOMER'S OR CUSTOMER'S USERS' USE OF THE UUNET NETWORK AND THE SERVICE INCLUDING, WITHOUT LIMITATION, ANY SUCH DAMAGES FOR LOSS OF DATA RESULTING FROM DELAYS, NON-DELIVERIES, MISDELIVERIES OR SERVICE INTERRUPTIONS. Notwithstanding anything to the contrary stated in this Agreement, Customer's sole remedies for any claims relating to this service or the UUNET Network are set forth in Section 7 below.

4. Networks assigned from a UUNET net-block are non-portable. Network space allocated by UUNET must be returned to UUNET in the event Customer discontinues service.

5. Payment is due 30 days after date of invoice. Accounts are in default if payment is not received within 30 days after date of invoice. If payment is returned to UUNET unpaid Customer is immediately in default and subject to a returned check charge of $25 from UUNET. Accounts unpaid 60 days after date of invoice may have service interrupted or terminated. Such interruption does not relieve Customer of the obligation to pay the Monthly Fee. Only a written request to terminate Customer's service relieves Customer of the obligation to pay the Monthly Fee. Accounts in default are subject to an interest charge on the outstanding balance of the lesser of 1.5% per month or the maximum rate permitted by law. Customer agrees to pay UUNET its reasonable expenses, including attorney and collection agency fees, incurred in enforcing its rights under this Agreement. Prices are exclusive of any taxes which may be levied or assessed upon the Equipment or services provided hereunder. Any such taxes shall be paid by Customer. If Customer is exempt from otherwise applicable taxes, Customer must submit its tax identification number and exemption certificate at the same time it submits this Agreement.

6. Billing for UUNET service will commence when a UUNET hub and a functioning telephone circuit are prepared to route IP packets to Customer's site. The Start-up Charge is invoiced upon acceptance of this Agreement by UUNET. Charges for Equipment shall be invoiced upon shipment. Service is invoiced monthly in advance, and may be canceled only by 60 days' advance written notice. In the event of early cancellation of a Term Commitment, Customer will be required to pay 75% of UUNET's standard Monthly Fee for each month remaining in the Term Commitment. UUNET reserves the right to change the rates by notifying Customer 60 days in advance of the effective date of the change.

7. The Service Level Agreement ("SLA") for this service, which is made a part of this Agreement, is set forth at www.uu.net/terms and applies only to customers agreeing to a Term Commitment of at least one year. UUNET reserves the right to amend the SLA from time to time effective upon posting of the revised SLA to the URL or other notice to Customer; provided, that in the event of any amendment resulting in a material reduction of the SLA's service levels or credits, Customer may terminate this Agreement without penalty by providing UUNET written notice of termination during the 30 days following notice of such amendment. The SLA sets forth Customer's sole remedies for any claim relating to this service or the UUNET Network, including any failure to meet any guarantee set forth in the SLA. UUNET's records and data shall be the basis for all SLA calculations and determinations. Notwithstanding anything to the contrary, the maximum amount of credit in any calendar month under the SLA shall not exceed the Monthly Fee and/or Start-up Charge which, absent the credit, would have been charged for UUNET service that month (collectively the "UUNET Fees"); provided, that the maximum amount of credit for failure to meet the Availability Guarantee shall not exceed the sum of (a) the UUNET Fees, plus
     (b) the telephone company line charge which, absent the credit, would have been charged for such month.

8. Neither party may use the other party's name, trademarks, tradenames or other proprietary identifying symbols without the prior written approval of the other party. Neither party may assign or transfer any of its rights or obligations under this Agreement without the express, prior written consent of the other party; provided, that either party may assign or transfer this Agreement to any affiliate of such party upon advance written notice to the other party. No failure on the part of either party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by law.

9. MCI WORLDCOM, Inc. or its affiliates or subcontractors may perform some or all of UUNET's duties and/or obligations hereunder.

10. This Agreement supersedes all previous representations, understandings or agreements and shall prevail notwithstanding any variance with terms and conditions of any order submitted. Acceptance of this Agreement by UUNET may be subject, in UUNET's absolute discretion, to satisfactory completion of a credit check. Activation of service shall indicate UUNET's acceptance of this Agreement. Use of the UUNET Network constitutes acceptance of this Agreement.

AGREED AND ACCEPTED BY CUSTOMER:

                                      Philadelphia Site:

Signature:  /s/ Phillip L. Weller     Company Name:  FASTNET/Switch & Data
          -----------------------                  -----------------------------
Printed Name:  PHILLIP L. WELLER      Address:  401 N. Broad Street
             --------------------             ----------------------------------
Title:  CTO                           Bethlehem, PA 19013
      ---------------------------     ------------------------------------------
Date:  12/13/99                       Telephone              Fax
     ----------------------------              --------------   ----------------